PROMISSORY NOTE AND LOAN
                 AGREEMENT MODIFICATION AND EXTENSION AGREEMENT
                                  made between

                     MENDIK REAL ESTATE LIMITED PARTNERSHIP
                             c/o Mendik Corporation
                               330 Madison Avenue
                            New York, New York 10017
                                  as Borrower

                                      and

                            FGH REALTY CREDIT CORP.
                               292 Madison Avenue
                            New York, New York 10017
                                   as Lender
                         Dated: As of September 9, 1996



                            PROMISSORY NOTE AND LOAN
                 AGREEMENT MODIFICATION AND EXTENSION AGREEMENT

   THIS PROMISSORY NOTE AND LOAN AGREEMENT MODIFICATION AND EXTENSION AGREEMENT (this "Agreement"), dated as of September 9, 1996, by and among MENDIK REAL ESTATE LIMITED PARTNERSHIP, a New York limited partnership, having an office at c/o Mendik Corporation, 330 Madison Avenue, New York, New York, 10017 (the "Borrower") and FGH REALTY CREDIT CORP., a Delaware corporation (formerly known as Friesch-Groningsche Hypotheekbank Realty Credit Corporation), having an office at 292 Madison Avenue, New York, New York, 10017 (the "Lender").


                             W I T N E S S E T H :

   WHEREAS, the Borrower executed and delivered to Lender a Promissory Note, dated September 25, 1991, in the original principal amount of up to $6,500,000.00, (the "Original Note"), which Original Note evidences a loan in the original principal amount of $6,500,000.00 (the "Loan") made by the Lender to the Borrower pursuant to that certain Loan Agreement, dated September 25, 1991 between the Borrower and the Lender (the "Original Loan Agreement");

   WHEREAS, the Original Note is secured by, among other things a Leasehold Mortgage and Security Agreement, dated as of September 25, 1991, made by the Borrower to the Lender, and recorded on October 2, 1991 in the Office of the Clerk of the County of Westchester in Liber 14863, Page 55 (the "Original Mortgage"), which Original Mortgage encumbers the Ground Lease (as defined in the Original Mortgage) and the leasehold estate created thereby in certain real property located at 550 Mamaroneck Avenue and 600 Mamaroneck Avenue, County of Westchester, State of New York and as more particularly described in the Original Mortgage (the "Property"). The Original Note, the Original Mortgage and the Original Loan Agreement and any and all other documents executed in connection with the Original Loan, shall be hereinafter collectively referred to as the "Original Loan Documents";

   WHEREAS, the Borrower has requested, and the Lender has agreed, to modify and extend the terms of the Original Note and the Original Loan Agreement as hereinafter set forth.

   NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

   A. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Loan Agreement.

   B. CONFIRMATION OF INDEBTEDNESS. The Borrower hereby confirms and reaffirms its promise to pay the principal amount of the Loan and all advances thereof, plus interest thereon, to the Lender subject to and in accordance with the terms and limitations of the Original Note, as modified and extended hereby.

   C. MODIFICATION AND EXTENSION OF ORIGINAL NOTE. The terms, covenants and provisions of the Original Note are hereby modified and extended as follows:

        1. Increase in Libor Option Interest Rate. Effective from and after March 25, 1997, Section 2(ii) of the Original Note shall be deleted in its entirety and replaced with the following:

       From and after March 25, 1997, interest shall be payable in respect to the outstanding principal amount of the Loan at a rate per annum equal to three percentage points (3.0%) in excess of the Libor Rate for the relevant Interest Period.

        2. Interest Period. The definition of the term "Interest Period" set forth in Section 1 of the Original Note is hereby amended by deleting the following from the first line thereof ", six or twelve." In addition, the first two (2) sentences of Section 3 of the Original Note are hereby deleted in their entirety, it being the intention of the parties hereto that only three
(3) month Interest Periods shall be available to the Borrower.

        3. Fixed Option Termination. Section 4 of the Original Note is hereby deleted in its entirety, it being the intention of the parties hereto that the Borrower shall no longer have the right to elect the Fixed Option (as such is defined in the Original Note).

        4. Extension of Maturity Date. The Maturity Date (as such term is defined in the Original Note) is hereby extended from September 25, 1996 to September 25, 1997 and accordingly, the definition of "Maturity Date" of the Original Note is hereby deleted and replaced with "September 25, 1997."

        5. Original Mortgage Definition. The definition of Mortgage appearing on page 4 of the Note is deleted in its entirety and replaced by the following:

       "That certain Leasehold Mortgage and Security Agreement, dated September
        25, 1991 made by Borrower to Lender, as modified by that certain Leasehold Mortgage Modification and Extension Agreement, dated September 9, 1996, as same may be amended, modified, recast or replaced."

        6. Modification of Original Note. As used in the Original Note, the Original Mortgage, the Original Loan Agreement and the other Original Loan Documents, the term "Note" shall mean the Original Note, as modified hereby.

   D. MODIFICATION AND EXTENSION OF ORIGINAL LOAN AGREEMENT. The Original Loan Agreement is hereby modified as follows:

        1. Funding Commitment Termination. Notwithstanding anything to the contrary contained in the Original Loan Agreement, as amended hereby, from and after December 31, 1996, Lender shall have no further obligation to make any advances of Loan proceeds under the Original Loan Agreement, as amended hereby.

        2. Extension of Maturity Date. The Maturity Date (as such term is defined in the Original Loan Agreement) is hereby extended from September 25, 1996 to September 25, 1997 and accordingly, the definition of "Maturity Date" set forth in the Original Loan Agreement is hereby deleted and replaced with "September 25, 1997."

        3. Modification of Usage Fee. The Original Loan Agreement is hereby amended as follows:

           (a) the definition of "Usage Fee" appearing on page 14 of the Original Loan Agreement is amended by inserting the phrase "until September 25, 1996" following the phrase "A non-refundable fee payable monthly" appearing in the first line of such definition.

           (b) Section III(5)(g) appearing on page 22 of the Original Loan Agreement is hereby amended by inserting the phrase "until September 25, 1996" at the end of the sentence.

        4. Addition of Funding Fee. The Original Loan Agreement is hereby amended as follows:

           (a) The following definition is hereby inserted, in appropriate alphabetical order, in the definition section of the Original Loan Agreement:

           "Funding Fee" - A non-refundable fee payable upon, and as a condition to, each Loan advance made after September 25, 1996, which Funding Fee shall be equal to the amount of interest which would have been earned on such Loan advance (assuming for purposes of computing said Funding Fee that such Loan Advance was made on September 25, 1996) for the period (the "Fee Period") from September 25, 1996 until the date such advance is actually made at a rate per annum equal to 2.9% provided that such deemed interest rate shall be computed on the basis of a 360 day year over the actual number of days in the Fee Period.

            (b) The following is hereby inserted at the end of Article III, Section (5)(g) appearing on page 22 of the Original Loan Agreement:

            (h) the Funding Fee, upon each advance of Loan proceeds after
                September 25, 1996 in accordance with the terms hereof.

            (c) The following is hereby inserted at the end of Article IV, Section (l)(a) appearing on page 29 of the Original Loan Agreement:

            (v) the Funding Fee, in accordance with the provisions hereof.

            (d) The following phrase is hereby inserted at the end of Article VII, Section 5(iv) appearing on page 42 of the Original Loan Agreement:

            (v) the Funding Fee, to the extent that it is due in accordance with the terms hereof.

        5. Agent for Service. Pursuant to Section XI(4) of the Loan Agreement, Borrower appoints Proskauer, Rose, Goetz & Mendelsohn, LLP, whose present address is 1585 Broadway, New York, New York 10036, to serve as successor agent to Shea & Gould as Borrower's agent for service of process in the State of New York.

        6. Notices.  The Original Loan Agreement is hereby amended by deleting
Article VIII, Section (6) in its entirety appearing on page 44 of the Original Loan Agreement and inserting the following in its place:

     (6) a. Any notice, report, demand or other instrument authorized or required to be given or furnished shall be deemed given or furnished (i) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered at such address (against a signed receipt), (ii) three days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage paid,
(iii) when delivered by nationwide commercial courier service, one business day after the date of delivery of such notice to the courier service (provided that overnight delivery service is used), or (iv) when transmitted by telecopy to the telecopier number set forth below, to the party intended to receive same, provided that such transmission is confirmed by duplicate notice in such other manner as permitted above, upon receipt at such telecopier number:

 Lender:       FGH Realty Credit Corp.
               292 Madison Avenue
               New York, New York 10017
               Attention: Special Servicing Department
               Telecopier: (212) 251-0149

 Copy to:      Sullivan & Worcester LLP
               767 Third Avenue
               New York, New York 10017
               Attention: Alan H. Pleskow, Esq.
               Telecopier: (212) 758-2151

 Borrower:     Mendik Real Estate Limited Partnership
               c/o Mendik Corporation
               330 Madison Avenue
               New York, New York 10017
               Attention: Mr. David R. Greenbaum
               Telecopier: (212) 867-4833

 Copy to:      Proskauer, Rose, Goetz & Mendelsohn, LLP
               1585 Broadway
               New York, New York 10036
               Attention: Lawrence J. Lipson, Esq.
               Telecopier: (212) 969-2900

         b. Any party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other parties, but no such notice of change shall be effective unless and until received by such other parties. Rejection or refusal to accept, or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed to be receipt of any such notice."

        5. Modification of Original Loan Agreement. As used in the Original Note, the Original Mortgage and the Original Loan Agreement, and all the other Original Loan Documents, the term "Loan Agreement" shall mean the Original Loan Agreement, as amended hereby.

   E. REPRESENTATIONS. ETC. The Borrower represents, warrants and covenants to the Lender that as of the date hereof:

      1. there are no offsets, counterclaims or defenses under the Ground Lease or against the indebtedness evidenced by the Original Note, as modified hereby, the Original Loan Agreement, as modified hereby, or secured by the Original Mortgage, as modified by the Leasehold Mortgage Modification and Extension Agreement, dated the date hereof, by Borrower to Lender (the "Mortgage Modification") (the Original Note, as modified hereby, the Original Mortgage, as modified by the Mortgage Modification, and the Original Loan Agreement, as modified hereby, and any and all other documents executed in connection with the Loan are hereinafter, collectively, referred to as the "Loan Documents");

      2. that the outstanding principal amount of the Loan on the date hereof is $5,223,285.03;

      3. that the Borrower has full power, authority and legal right to execute this Agreement and all of the other loan documents executed in connection herewith (this Agreement and such other documents are hereinafter, collectively, referred to as the "Modified Loan Documents") and to keep and observe all of the terms of this Agreement, the Modified Loan Documents and the Loan Documents to be observed or performed by the Borrower;

      4. that there are no actions, suits or proceedings pending or, to the knowledge of the Borrower threatened against or affecting the Borrower or the Ground Lease or the Property, which could have a material adverse effect on the Borrower or the Ground Lease and/or the Property or involving the validity or enforceability of the Original Mortgage, as modified by the Mortgage Modification, or the priority of the lien thereof, at law or in equity, and the Borrower is not operating under, or subject to, or in default of, or in violation with respect to any order, writ, injunction, decree or demand of any court or any governmental authorities except set forth on Schedule A attached hereto and a part hereof;

      5. that there has been no material adverse change in the financial condition of the Borrower since the date of the last financial statement delivered to the Lender in connection with the Loan:

      6. (i) to the best of Borrower's knowledge, there is no default existing under the Ground Lease with respect to the landlord thereunder and
         (ii) there is no default by the Borrower existing under the Ground Lease, the Original Note, as modified hereby, the Original Mortgage, as modified by the Mortgage Modification, the Original Loan Agreement, as modified hereby, the other Modified Loan Documents or the Loan Documents or any event which with the giving of notice or the passage of time or both could constitute a default thereunder; and

      7. the Ground Lease is in full force and effect and have not been modified or changed since the date of the Original Note.

   F. CHANGES ONLY IN WRITING. The Borrower acknowledges that this Agreement and all instruments referred to herein can be extended, modified or amended only in writing executed by the Lender and the Borrower and that none of the rights or benefits of the Lender can be waived permanently except in a written document executed by the Lender. The Borrower further acknowledges the Borrower's understanding that no officer or administrator of the Lender has the power or the authority from the Lender to make an oral extension or modification or amendment of any such instrument or agreement on behalf of the Lender.

   G. BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

   H. DUPLICATE ORIGINALS. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

   I. PARTIAL INVALIDITY. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

   J. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE ORIGINAL NOTE, AS MODIFIED HEREBY, THE ORIGINAL MORTGAGE, AS MODIFIED BY THE MORTGAGE MODIFICATION, THE ORIGINAL LOAN AGREEMENT, AS MODIFIED HEREBY, AND THE OTHER LOAN DOCUMENTS.

   K. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.




       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                           LENDER:

                           FGH REALTY CREDIT CORP., a Delaware corporation


                           By:  /s/ Zanda J. Lynn
                                    Zanda J. Lynn
                                    Vice President


                           BORROWER:

                           MENDIK REAL ESTATE LIMITED PARTNERSHIP,
                           New York limited partnership,

                           By:  Mendik Corporation,
                                general partner


                           By:  /s/ David R. Greenbaum
                                    David R. Greenbaum
                                    President


ATTEST:                    By: NY Real Estate Services 1, Inc.
                           (f/k/a Hutton Real Estate Services XV, Inc.), general partner


__________________________      By:  /s/ Kenneth L. Zakin
Name:                                    Kenneth L. Zakin
Secretary/Assistant Secretary            President



The undersigned hereby irrevocably accepts the appointment as agent for service of process in accordance with Article IX(4) of the Loan Agreement and Section D(3) hereof, and the undersigned acknowledges that the Lender is relying on the acceptance of this appointment by the undersigned in making the Loan.

Proskauer, Rose, Goetz & Mendelsohn, LLP


/s/ Lawrence J. Lipson
    Lawrence J. Lipson
    Partner



                                   SCHEDULE A

                                  [Litigation]


   Nancy Sword et al. v. Lehman Brothers Holdings, Inc. et al.,Civil Act No. WMN 96-871, United States District Court, District of Maryland.